UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04163

T. Rowe Price Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Item 1. Report to Shareholders

Tax-Free High Yield Fund	February 28, 2014

The views and opinions in this report were current as of February 28, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bond returns were mostly lower in the one-year period ended February 28, 2014, as strong gains in the last six months did not quite offset losses in the first half of our fiscal year—except for shorter maturities. Intermediate- and long-term Treasury interest rates increased over the last year amid moderate economic growth and expectations that the Federal Reserve would start to reduce the size of its monthly asset purchases—which it did at the beginning of 2014. Longer-term municipal interest rates also rose during the year, while shorter-term yields were little changed.

ECONOMY AND INTEREST RATES

Despite higher federal tax rates and spending cuts at the beginning of 2013, the U.S. economy grew at a moderate pace over the last 12 months. Gross domestic product expanded at a 4.1% annualized rate in the third quarter of 2013, the highest rate in about two years, and at a milder 2.4% rate in the fourth quarter, in part because of weaker-than-expected consumer spending. Still, steady job growth helped reduce the national unemployment rate to 6.7% in February. We anticipate that the U.S. economic recovery will strengthen in 2014, as last year’s fiscal policy headwinds subside and wage growth improves.

To support the recovery, the Federal Reserve purchased $45 billion in Treasuries and $40 billion in agency mortgage-backed securities (MBS) every month in 2013 to suppress longer-term rates. In January and February 2014, however, the Fed reduced the size of its monthly purchases by $10 billion. We anticipate that the Fed will announce similar reductions after future monetary policy meetings, with asset purchases likely to end by the end of 2014. While Fed tapering may result in higher long-term interest rates, short-term rate increases seem unlikely to occur until sometime in late 2015 or 2016.

The Treasury and municipal yield curves steepened over the last year: Long-term yields increased as the taper approached, while short-term rates remained anchored by the Fed’s commitment to keep them low even after unemployment drops below 6.5%—assuming inflation remains contained. However, high-quality 30-year municipal yields rose more than the 30-year Treasury yield, which is unusual, and were slightly higher than the 30-year Treasury yield at the end of our reporting period. On a relative basis, this demonstrates the attractiveness of long-term tax-free bonds as an alternative for fixed income investors.

As of February 28, 2014, the 3.72% yield offered by a 30-year tax-free bond rated AAA was about 104% of the 3.58% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.17% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Full-year municipal issuance in 2013 totaled about $330 billion versus about $380 billion in 2012, according to The Bond Buyer, while issuance in the first two months of 2014 has been lower than expected, at around $34 billion. Issuance since mid-2013 has been somewhat limited, as higher long-term interest rates discouraged municipalities from refinancing older debt. Outflows from the municipal market persisted throughout the second half of 2013, and rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends abated somewhat in the first two months of 2014, but a resumption of rising rates or cash flows out of municipal bond portfolios could weigh on the market.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider to be supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than it has been historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

Detroit’s Chapter 9 bankruptcy case, while not an indicator of a systemic breakdown in municipal credit fundamentals, remains a concern for municipal investors. The judge in the case has ruled that the city is eligible for bankruptcy and that pension benefits—even though they are protected by the Michigan constitution—could be reduced through the federal bankruptcy process.

Also, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media and indicated by recent credit rating agency downgrades to below investment grade, is still a risk to the broader muni market. This U.S. territory’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the Commonwealth and its various governmental agencies. We continue to have very low exposure to Puerto Rico and would not be surprised if there are additional downgrades or the Commonwealth seeks a debt restructuring in the next year or two. Puerto Rico’s $3.5 billion bond issuance in early March will provide some stability in the short run, but over the long term, the Commonwealth’s government will need to make difficult decisions in order to improve its fiscal and economic profile.

In terms of sector performance, state and local general obligations (GO) were flat but held up better than revenue bonds over the last 12 months. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and power bonds were two of the worst-performing sectors for the year due to weakness in Puerto Rican issues. Most remaining revenue segments were flat, but housing bonds outperformed with mild gains, helped by the residential real estate recovery.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.01% in each of the past 6- and 12-month periods ended February 28, 2014, the same as for the Lipper Tax-Exempt Money Market Funds Index. The Federal Reserve’s extraordinary regime of easy monetary policy is now more than five years old and counting. The Fed’s zero-interest rate policy continues to affect money fund investors most dramatically. While the Fed has begun to taper its large-scale asset purchase program, money market rates remain immune to such changes in policy.

Over the past six months, yields in the municipal money market moved lower still. Rates ranged from two basis points (0.02%) for overnight maturities to 16 basis points (0.16%) for notes maturing in one year. The shape of the money market yield curve remained fairly unchanged over the period, though it has shifted lower by about two basis points across maturities.

The supply/demand imbalance on the front end of the money market curve pressures rates lower, even at today’s overall low level of interest rates. The low interest rates of the past few years have encouraged municipal issuers to borrow in longer maturities to lock in favorable financing costs. In many cases, we have seen issuers refinance variable rate demand notes (VRDN) with much longer 10-, 20-, and even 30-year issues. This trend has resulted in a reduction of overall available supply in the short end. For example, VRDN issuance was down 32% in 2013. The total amount of VRDNs outstanding has declined about 39% since 2008 as new issuance is not sufficient to offset the supply taken out of the market. Meanwhile, money market assets over the last year have remained somewhat stagnant—creating the perfect storm of too much demand chasing too little supply.

As always, credit quality plays a major role in the management of the fund. As such, we favor highly rated GOs, housing finance, and hospitals and higher education bonds. Some of the prominent positions in the portfolio include the Howard Hughes Medical Institute, Northwestern University, and Texas GOs. We continue to like prerefunded bonds (which are escrowed in U.S. Treasury debt) and prefer high-quality issuers that can provide self-liquidity. Where self-liquidity is not possible, we look to liquidity providers such as JPMorgan Chase, Wells Fargo, and U.S. Bank. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While the Fed has started the long process of removing monetary accommodation, money market yields are not expected to change significantly for quite some time. Our view is that the Fed will not begin actively targeting short-term interest rates until late 2015, at the earliest. Obviously, Fed policy is subject to the ever-changing fortunes of the U.S. economy. Still, given our outlook, we remain comfortable continuing to operate in the longer end of our permissible weighted average maturity (WAM) range, targeting a WAM of 50 to 55 days. We remain committed to managing a high-quality, diversified portfolio that focuses on the liquidity and stability of principal important to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 2.26% during the six-month period ended February 28, 2014, and 0.89% during the past 12 months, compared with 2.51% and 0.38%, respectively, for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance is also shown in the table for the Advisor Class, which has a different fee structure.) The fund’s net asset value per share was $5.68 at the end of February, up from $5.60 six months earlier. Dividends per share contributed $0.09 to the fund’s total return during the 12-month period.

We made only minimal changes to the fund’s investment strategy during the past six months. The portfolio’s duration at 2.7 years at the end of the reporting period was marginally lower than it was at the end of August and close to that of our Barclays benchmark index. Our allocations to various sectors did not change significantly; transportation, state GOs, and health care remained the fund’s three largest exposures, close to their levels of six months ago.

The fund’s holdings along the yield curve did shift slightly, as we held more one- to three-year bonds and fewer bonds in the five- to seven-year range, primarily due to the passage of time with bonds rolling down the yield curve. While these changes were not significant, we temporarily extended the portfolio’s duration to three years in the fall to take advantage of higher interest rates, before shortening again to close out the period at the level mentioned when rates declined during the first two months of 2014.

The most significant occurrence during the fund’s fiscal year was the disparity in performance between the two reporting periods. Over the six-month period ended August 31, 2013, five-year yields rose 75 basis points (0.75%), contrasted with a sharp decline during the past six months. Fortunately, the fund’s strong gain in the second half of the calendar year more than compensated for its negative performance in the first half.

The divergence in performance is worth noting since it is a possible precursor for the environment we face in the coming months. No one can accurately predict the direction of interest rates, but most observers expect the Fed to start raising short-term rates at some point down the road, and investors inevitably will try to anticipate such a move. As they position themselves accordingly, it could lead to higher volatility for shorter-maturity bonds.

We will monitor the situation closely in an effort to take advantage of any change in monetary policy, which we do not think will take place until we move closer to 2015. We would like to remind investors that this is a fund with a short duration, with many of our holdings maturing during the next two years. As such, we believe our research capabilities make it possible to deal with any conditions, and seize any opportunities, that arise.

TAX-FREE INCOME FUND

The fund returned 6.35% during the six-month period ended February 28, 2014, and -1.16% during the past 12 months, compared with 6.09% and -1.62%, respectively, for the Lipper General & Insured Municipal Debt Funds Average, which measures the performance of competing funds. (Results for the Advisor Class were somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.09 at the end of February, up from $9.68 six months earlier. Dividends per share contributed $0.40 to the fund’s total return during the 12-month period.

The fund’s yield curve positioning minimally shifted from one year ago. The fund is underweight in the 3- to 10-year range, where absolute yields are low and look quite rich relative to taxable-equivalent Treasury rates. We reduced exposure to bonds with maturities of 20 years and longer and remain overweight in this area, reflecting our conviction that long-term bonds offer greater relative value. While longer-term bonds carry greater interest rate risk, we believe shorter bonds will underperform over time.

The fund’s duration declined by almost a year, to 4.9 from 5.8 years six months ago, as interest rates declined and more holdings began pricing to their optional calls. We generally managed the portfolio’s duration longer than that of the Barclays Municipal Bond Index, although our positioning at the end of the period appeared to be growing shorter than the peer group median. The fund’s weighted average maturity at 16.9 years increased from 15.8 years since our last report in August, reflecting a drawdown of a large cash balance from that period. Nevertheless, duration is lower than it was a year ago, reflecting our outlook for higher rates as the economy gains traction and the Fed slowly begins its path to normalizing rates.

As we’ve mentioned in prior reports, based on fundamental credit research, our outlook assumes persistent fiscal challenges for many state and local governments, particularly those heavily burdened with long-term pension and other post-employment benefit liabilities. Therefore, the fund continues to be overweight revenue bonds and underweight both state and local GO debt, as we believe the former offer greater value.

There were some shifts in the fund’s quality diversification in the latter half of the period. High-quality AAA holdings declined by half, due to a drop in elevated cash levels during the previous reporting period. A rated bonds compose the largest portion of the fund. The fund is overweight A and BBB rated holdings relative to the Barclays index, as we believe they offer greater value than their higher-quality counterparts.

We made minimal changes in the fund’s sector holdings, increasing the health care and transportation sectors 2.6 and 2.7 percentage points, respectively, since our last report. These are the fund’s two largest sectors and the largest overweights relative to the Barclays index. Our recent purchases include New York State Thruway Authority and the Port Authority of New York & New Jersey. Colorado’s Catholic Health Initiatives is a new addition in the health care sector. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In general, fund positions that underperformed the market over the one-year period were bonds with long maturities and durations, including noncallable and zero-coupon bonds. Additionally, Puerto Rico-domiciled holdings significantly underperformed as the Commonwealth’s credit profile deteriorated and ratings were downgraded to below investment grade. Bonds from the Commonwealth are widely held because their income is tax-exempt in all states. We had been reducing our exposure over the past two years, and fund performance benefited by our underweight. The fund presently has no holdings domiciled in Puerto Rico. Holdings that fared best were mostly lower-quality, shorter-maturity bonds, whose valuations were not significantly affected by higher rates and whose higher yields cushioned any principal losses.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted a strong return of 8.20% for the six-month period ended February 28, 2014, and -1.37% for the past 12 months, compared with 7.21% and -2.92%, respectively, for the Lipper High Yield Municipal Debt Funds Average. (The results for the Advisor Class, which has a different fee structure, are also shown in the table.) The fund’s net asset value per share was $11.33 at the end of February, up from $10.72 six months earlier, and dividends per share contributed $0.51 to the fund’s total return during the 12-month period.

It was a tale of two halves in the muni market. The spring and summer of 2013 were difficult seasons for fixed income markets. Long-term interest rates rose sharply due to the expected cessation of the Federal Reserve’s Treasury bond purchases. Municipals recovered throughout the fall and winter months as curtailed new issue supply and renewed investor demand (at higher rates) spurred prices upward.

We maintained significant exposure to health care-related credits in both the hospital and life-care sectors. Hospital bonds typically offer significant yield premiums to similarly rated bonds due to constant uncertainty surrounding reimbursement from both federal and state payers. We continue to favor hospital systems that enjoy strong balance sheets, profitable operations, diverse payment sources, and limited geographic competition. Our life-care revenue bonds also provide notable yield opportunities. We added to Huntsville (AL) Redstone Village and Goshen (IN) Greencroft Obligated Group (both around 7%) and Marshes of Skidaway (GA) at 7.38%. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund retained a significant stake in industrial development/ pollution control revenue bonds. These securities are backed by corporations that occasionally qualify for tax-exempt issuance. Toward the end of the calendar year, we added exposure to several corporate-backed issuers, including Pratt Industries USA (IN) yielding 7%, National Gypsum (IN) at 7.25%, and Navistar (IL) at 6.78%. We continue to like the risk/reward opportunities in this sector and actively partner with our corporate and equity research colleagues in this area. The fund profited from further improvement in legacy American Airlines debt, which converted to preferred equity in January 2014—after its emergence from Chapter 11.

The fund greatly benefited from conservative positioning in Puerto Rico-domiciled bonds versus our competitors. We believe the Commonwealth’s debt burden is unsustainable given the size and growth prospects of the island’s underlying economic base. Throughout the period, market participants shed holdings of Puerto Rico bonds at significant losses, as further fiscal challenges, rating agency downgrades, and concerns about market access intensified.

We continued to favor essential service revenue bonds issued for airports and toll roads. These capital intensive projects often benefit from strong, noncyclical demand and limited competition. We added to our holdings in several toll road projects (Elizabeth River Crossings, Route 460 Funding Corp., and Central Texas Regional Mobility Authority), as they appeared undervalued by the market. We reduced some holdings in airport bonds (DFW and Memphis Shelby TN) to fund higher-yielding opportunities.

For the one-year period, our underweights in tobacco securitization bonds paid dividends. Cigarette smoking declines have far outpaced the assumptions on which full payment for these bonds is based. However, toward the end of the period, tobacco bonds improved sharply, based on the market’s hope that e-cigarette sales could be included in the master settlement agreement revenues for bondholder payment. We believe this notion is highly optimistic and a potential litigation lightning rod for years to come.

In a roller coaster year for municipal investors, we feel that our bottom-up, research-driven process proved worthy. Our steady emphasis on picking sound credits for the long term enables our team to take advantage of market disruptions as they appear—opportunistically. And, while we continue to believe that higher interests rates and healthier economic growth will ultimately come, these conditions should favor patient, research-conscious investors like T. Rowe Price.

OUTLOOK

The decline in municipal bond prices that we witnessed in 2013 has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, with good investment opportunities for those with a long-term focus seeking attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The underperformance of long-term munis has made their nominal and taxable-equivalent yields more attractive, but price declines are likely if market outflows resume and interest rates start rising again.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and we incorporate these assessments into our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than those we have seen since spring 2013.

Irrespective of interest rate movements, the credit and economic environment for municipalities is starting to get better but could remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. Also, improvements in the health of the real estate market should translate into stabilizing property tax revenues for local governments.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bond-holders seems unlikely. As for Detroit, we continue to monitor the bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case. Regarding Puerto Rico, our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky, yet significant, issuer of municipal bonds. Puerto Rico is working hard to turn its fiscal situation around, but significant challenges remain, and a debt restructuring seems likely without a strong economic rebound.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term income-seeking investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 18, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, and Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 12/31/13	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Exempt Money Fund	0.01%	-0.40%	0.01%	0.04%	1.10%	–	–
Tax-Free Short-Intermediate Fund	–	–	0.53	3.29	2.91	–	–
Tax-Free Short-Intermediate Fund–Advisor Class	–	–	-0.01	–	–	0.13%	8/8/12
Tax-Free Income Fund	–	–	-3.41	6.43	4.10	–	–
Tax-Free Income Fund–Advisor Class	–	–	-3.83	6.05	3.77	–	–
Tax-Free High Yield Fund			-4.51	10.46	4.45	–	–
Tax-Free High Yield Fund–Advisor Class	–	–	-4.94	–	–	-1.34	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790. The performance information shown does not reflect the deduction of a 2% redemption fee on shares of the Tax-Free High Yield Fund held for 90 days or less. If it did, the performance would be lower.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 2/28/14	2/28/13	2/29/12	2/28/11	2/28/10
NET ASSET VALUE					
Beginning of period	$ 12.02	$ 11.35	$ 10.26	$ 10.67	$ 8.99
Investment activities					
Net investment income[1]	0.50	0.52	0.54	0.55	0.57
Net realized and unrealized gain / loss	(0.67)	0.65	1.09	(0.40)	1.67
Total from investment activities	(0.17)	1.17	1.63	0.15	2.24
Distributions					
Net investment income	(0.51)	(0.50)	(0.53)	(0.56)	(0.56)
Net realized gain	(0.01)	–[2]	(0.01)	–[2]	–
Total distributions	(0.52)	(0.50)	(0.54)	(0.56)	(0.56)
NET ASSET VALUE					
End of period	$ 11.33	$ 12.02	$ 11.35	$ 10.26	$ 10.67

Ratios/Supplemental Data

Total return[3]	(1.37)%	10.59%	16.32%	1.30%	25.50%
Ratio of total expenses to average net assets	0.68%	0.67%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	4.50%	4.45%	5.03%	5.13%	5.66%
Portfolio turnover rate	22.9%	11.6%	12.9%	24.0%	16.5%
Net assets, end of period (in millions)	$ 2,644	$ 2,615	$ 2,029	$ 1,647	$ 1,764

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 2/28/14	8/8/12 Through 2/28/13
NET ASSET VALUE		
Beginning of period	$ 12.02	$ 11.74
Investment activities		
Net investment income[1]	0.46[2]	0.27
Net realized and unrealized gain / loss	(0.68)	0.27
Total from investment activities	(0.22)	0.54
Distributions		
Net investment income	(0.46)	(0.26)
Net realized gain	(0.01)	–
Total distributions	(0.47)	(0.26)
NET ASSET VALUE		
End of period	**$ 11.33**	**$ 12.02**

Ratios/Supplemental Data

Total return[3]	**(1.74)%**[2]	**4.66%**
Ratio of total expenses to average net assets	1.05%[2]	1.02%[4]
Ratio of net investment income to average net assets	4.22%[2]	4.23%[4]
Portfolio turnover rate	22.9%	11.6%
Net assets, end of period (in thousands)	$ 8,526	$ 2,377

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 6/30/15.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
MUNICIPAL SECURITIES 98.1%		
Alabama 1.3%		
Huntsville - Redstone Village, Special Care Fac. Fin. 5.50%, 1/1/28	3,585	3,398
Huntsville - Redstone Village, Special Care Fac. Fin. 5.50%, 1/1/43	2,500	2,127
Huntsville - Redstone Village, Special Care Fac. Fin. 6.875%, 1/1/43	2,000	2,020
Huntsville - Redstone Village, Special Care Fac. Fin. 7.50%, 1/1/47	3,580	3,776
Jefferson County, Water & Sewer, 5.50%, 10/1/53 (1)	12,000	12,092
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/31	3,390	3,415
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36	1,555	1,562
Selma Ind. Dev. Board, Int'l. Paper, IDRB 5.375%, 12/1/35	6,985	7,210
		35,600
Arizona 2.5%		
Arizona HFA, Banner Health, 5.50%, 1/1/38	4,065	4,302
Arizona HFA, Banner Health, 6.00%, 1/1/27	4,500	5,068
Arizona HFA, Banner Health, VR, 0.975%, 1/1/37	2,750	2,141
Arizona HFA, Phoenix Children's Hosp., 5.00%, 2/1/34	3,500	3,546
Maricopa County Pollution Control, El Paso Electric, PCR 4.50%, 8/1/42	3,250	3,066
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/14	720	721
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/20	4,500	4,501
Peoria IDA, Sierra Winds Life Care, 6.375%, 8/15/29	1,250	1,190
Peoria IDA, Sierra Winds Life Care, 6.50%, 8/15/31	1,000	950
Phoenix Civic Improvement Corp., VR, 5.50%, 7/1/29 (2)	7,985	9,439
Phoenix Civic Improvement Corp., VR, 5.50%, 7/1/30 (2)	7,340	8,671
Phoenix Civic Improvement Corp., VR, 5.50%, 7/1/33 (2)	1,250	1,464

Pima County IDA, Tucson Electric Power, 4.00%, 9/1/29	4,000	3,744
Pima County IDA, Tucson Electric Power, 5.75%, 9/1/29	4,000	4,087
Salt Verde Financial, Citigroup, 5.00%, 12/1/37	12,000	12,582
		65,472
California 9.9%		
Brea PFA, Redev. Agency, Tax Allocation, 7.125%, 9/1/26	800	844
California County Tobacco Securitization Agency, Tobacco Ind. Los Angeles, STEP, 5.25%, 6/1/21	3,905	3,892
California HFA, Lucile Packard Children's Hosp. 5.00%, 8/15/51	5,785	5,937
California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (3)	60	75
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,190	3,706
California HFA, Sutter Health, 5.00%, 8/15/35	6,500	6,788
California Housing Fin. Agency, Single Family, 5.55%, 8/1/33 (4)	7,380	7,381
California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39 (Prerefunded 2/1/15) (3)	5,000	5,281
California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (4)	13,030	13,539
California Public Works Board, Prisons, 5.75%, 10/1/31	3,500	4,001
California Statewide CDA, Front Porch Communities (Internext) 5.125%, 4/1/37 (5)	14,400	14,370
California Statewide CDA, Kaiser Permanente VRDN, 0.02%, 4/1/38	31,300	31,300
California Statewide CDA, Terraces at San Joaquin Gardens 6.00%, 10/1/42	2,500	2,470
California Statewide CDA, Terraces at San Joaquin Gardens 6.00%, 10/1/47	600	589
California Statewide Fin. Auth., Tobacco Ind. 6.00%, 5/1/43	1,500	1,448
Chula Vista Ind. Dev., San Diego Gas & Electric, PCR 5.875%, 1/1/34	5,000	5,659

Chula Vista Ind. Dev., San Diego Gas & Electric, PCR 5.875%, 2/15/34	2,000	2,264
Corona Community Fac. Dist. No. 2002-4, Special Tax 5.80%, 9/1/29	2,000	2,004
Corona Community Fac. Dist. No. 2002-4, Special Tax 5.875%, 9/1/34	2,000	2,002
Golden State Tobacco Securitization Corp., 5.00%, 6/1/45 (6)	5,000	4,937
Golden State Tobacco Securitization Corp., Tobacco Ind. 4.50%, 6/1/27	18,400	15,991
Golden State Tobacco Securitization Corp., Tobacco Ind. STEP, 5.30%, 6/1/37	12,000	9,354
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/45 (7)	8,355	8,354
Irvine, 4.00%, 9/2/27	300	304
Irvine, 4.00%, 9/2/28	410	414
Northern California Gas Auth. No. 1, VR, 0.885%, 7/1/27	8,000	6,660
Ridgecrest Redev. Agency, Tax Allocation, 6.25%, 6/30/37	5,000	5,435
Riverside County Redev. Agency, Interstate 215 Corridor Redev. 6.50%, 10/1/40	6,000	6,465
Riverside County Redev. Agency, Interstate 215 Corridor Redev. 7.00%, 12/1/31	1,900	2,025
Riverside County Redev. Agency, Interstate 215 Corridor Redev. 7.25%, 12/1/40	2,850	3,023
San Buenaventura, Community Memorial Health 7.50%, 12/1/41	12,250	13,791
San Francisco City & County Airports Commission, Int'l. Airports 6.00%, 5/1/39	9,000	10,436
San Francisco City & County Redev. Agency, Mission Bay South 5.00%, 8/1/43 (8)	2,100	2,127
San Francisco City & County Redev. Agency, Mission Bay South 7.00%, 8/1/41	1,250	1,355
San Mateo, Bay Meadows Community Fac. Dist. 2008-1, Special Tax, 6.00%, 9/1/42	1,500	1,607
Santa Margarita Water Dist., Village of Sendero 5.625%, 9/1/43	2,500	2,585

Univ. of California Regents, VRDN, 0.02%, 5/15/48	52,000	52,000
West Sacramento Fin. Auth., 5.00%, 9/1/34 (9)	2,000	1,995
		262,408
Colorado 2.7%		
Cimmaron Metropolitan Dist., 6.00%, 12/1/22	5,000	4,783
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/25 (9)	1,295	1,329
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/33 (9)	1,550	1,574
Colorado Ed. & Cultural Fac. Auth., Knowledge Quest Charter School, 6.50%, 5/1/36	1,795	1,532
Colorado Ed. & Cultural Fac. Auth., Legacy Academy Charter Elbert County, 7.25%, 3/1/24	735	683
Colorado Ed. & Cultural Fac. Auth., Legacy Academy Charter Elbert County, 7.375%, 3/1/35	785	683
Colorado Ed. & Cultural Fac. Auth., Monument Academy 5.875%, 10/1/27	1,185	1,200
Colorado Ed. & Cultural Fac. Auth., Monument Academy 6.00%, 10/1/37	4,000	4,009
Colorado Ed. & Cultural Fac. Auth., Monument Academy 7.25%, 10/1/39	545	580
Colorado Ed. & Cultural Fac. Auth., Windsor Academy Charter School, 5.70%, 5/1/37	1,260	1,127
Colorado HFA, Catholic Health Initiatives, 5.25%, 1/1/45	17,000	17,744
Colorado HFA, Christian Living Communities, 5.25%, 1/1/17	1,245	1,259
Colorado HFA, Christian Living Communities, 5.75%, 1/1/37	2,000	2,016
Colorado HFA, Valley View Hosp., 5.75%, 5/15/36	4,355	4,514
Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37	4,000	4,112
Park Creek Metropolitan Dist., Property Tax 6.375%, 12/1/37 (1)	7,000	7,782
Public Auth. for Colorado Energy, Colorado Springs Utility 6.25%, 11/15/28	5,825	6,858

Public Auth. for Colorado Energy, Colorado Springs Utility 6.50%, 11/15/38	8,495	10,629
		72,414
Connecticut 2.1%		
Connecticut HEFA, Stamford Hosp., 5.00%, 7/1/42	15,380	15,483
Mashantucket Western Pequot Tribe, 4.00%, 7/1/31	26,971	18,595
Merrill Lynch P-FLOATs, Conneticut Housing Fin. Auth., Single & Multi-Family, RIB, 16.088%, 5/15/42 (4)(5)	5,000	5,266
Mohegan Tribe Indians, Public Improvement 5.125%, 1/1/23 (5)	1,275	1,251
Mohegan Tribe Indians, 6.25%, 1/1/21	2,560	2,562
Mohegan Tribe Indians, 6.25%, 1/1/31	12,700	12,703
		55,860
Delaware 1.3%		
Delaware Economic Dev. Auth., Delmarva Power & Light, PCR 5.40%, 2/1/31	7,635	8,216
Delaware Economic Dev. Auth., NRG Energy, Indian River Power PCR, 5.375%, 10/1/45	11,835	12,061
Delaware HFA, Nanticoke Memorial Hosp., 5.00%, 7/1/28	4,000	3,826
Delaware HFA, Nanticoke Memorial Hosp., 5.00%, 7/1/32	3,250	3,000
Sussex County, Cadbury Lewes, 5.45%, 1/1/16	450	451
Sussex County, Cadbury Lewes, 6.00%, 1/1/35	2,505	2,432
Sussex County, NRG Energy, Indian River Power, PCR 6.00%, 10/1/40	5,000	5,350
		35,336
District of Columbia 1.5%		
District of Columbia, American Society of Hematology 5.00%, 7/1/42	5,095	5,210
District of Columbia, Friendship Public Charter School 5.00%, 6/1/26 (10)	1,450	1,443

District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (10)	3,655	3,410
District of Columbia, Henry Adams House/Gables, James F. Oyster Elementary School, 6.60%, 11/1/15	460	460
District of Columbia, The Methodist Home of D.C. 6.00%, 1/1/20	2,980	2,831
District of Columbia Water & Sewer Auth., Public Utility 6.00%, 10/1/35	1,700	1,924
Metropolitan Washington Airports Auth., 5.00%, 10/1/32 (4)	2,000	2,125
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	5,750	6,372
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	5,290	5,468
Metropolitan Washington Airports Auth., Dulles Toll Road STEP, 0.00%, 10/1/44	14,000	11,605
		40,848
Florida 5.3%		
Alachua County HFA, East Ridge Retirement Village 6.375%, 11/15/49 (8)	9,000	8,859
Boggy Creek Improvement Dist., Special Assessment 5.125%, 5/1/43 (5)	7,000	6,505
Davie Ed. Fac., Nova Southeastern Univ., 6.00%, 4/1/42	10,500	11,196
Double Branch Community Dev. Dist., 4.00%, 5/1/25	250	244
Fishhawk Community Dev. Dist. IV, 7.25%, 5/1/43	2,250	2,324
Florida Higher Ed. Fac. Fin. Auth., Univ. of Tampa 5.00%, 4/1/32	600	605
Florida Higher Ed. Fac. Fin. Auth., Univ. of Tampa 5.25%, 4/1/42	1,500	1,533
Florida Municipal Power Agency, 6.25%, 10/1/31	6,500	7,503
Hillsborough County IDA, National Gypsum, IDRB 7.125%, 4/1/30 (4)	3,100	3,101
Jacksonville, Sales Tax, 5.00%, 10/1/30	7,500	8,018
Miami-Dade County, Aviation, 5.50%, 10/1/36	10,000	10,817

Middle Village Community Dev. Dist., Special Assessment 5.80%, 5/1/22	630	512
North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43	5,000	5,240
Orange County HFA, Nemours Foundation, VRDN 0.04%, 1/1/39	3,975	3,975
OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38	2,500	2,403
Paseo Community Dev. Dist., 5.00%, 2/1/15 (11)(12)	2,285	—
Paseo Community Dev. Dist., Special Assessment 5.40%, 5/1/36	375	389
Paseo Community Dev. Dist., VR, 0.00%, 5/1/36 (12)	4,520	1,609
Preserve at Wilderness Lake Community Dev. Dist. 5.90%, 5/1/34 (Prerefunded 5/1/14) (3)	1,915	1,953
Saint John's County IDA, Glenmoor, 5.00%, 1/1/16 (12)(13)	1,715	746
Saint John's County IDA, Glenmoor, 5.375%, 1/1/40 (12)(13)	2,500	1,088
Seminole Tribe of Florida, 5.25%, 10/1/27 (5)	19,180	19,904
Seminole Tribe of Florida, 5.50%, 10/1/24 (5)	2,200	2,313
Seven Oaks Community Dev. Dist. II, 5.875%, 5/1/35	1,685	1,450
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	830	827
Sumter County IDA, Central Florida Health Alliance 5.25%, 7/1/44 (8)	2,000	2,021
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.375%, 5/1/17 (12)(14)	10	10
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.45%, 5/1/23 (12)(14)	10	10
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.65%, 5/1/40 (12)(14)	10	10
Tolomato Community Dev. Dist., Special Assessment, Series 2 6.375%, 5/1/17 (12)(14)	620	367
Tolomato Community Dev. Dist., Special Assessment, Series 2 6.45%, 5/1/23 (12)(14)	465	267
Tolomato Community Dev. Dist., Special Assessment, Series 2 6.65%, 5/1/40 (12)(14)	465	264

Tolomato Community Dev. Dist., Special Assessment, Series 3 6.375%, 5/1/17 (12)(14)	195	–
Tolomato Community Dev. Dist., Special Assessment, Series 3 6.45%, 5/1/23 (12)(14)	155	–
Tolomato Community Dev. Dist., Special Assessment, Series 3 6.65%, 5/1/40 (12)(14)	160	–
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.375%, 5/1/17	190	184
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.45%, 5/1/23	200	192
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.65%, 5/1/40	200	201
Tolomato Community Dev. Dist., Special Assessment Series A-2, STEP, 0.00%, 5/1/39	185	136
Tolomato Community Dev. Dist., Special Assessment Series A-3, STEP, 0.00%, 5/1/40	435	260
Tolomato Community Dev. Dist., Special Assessment Series A-4, STEP, 0.00%, 5/1/40	235	104
Village Community Dev. Dist. No. 9, Special Assessment 5.25%, 5/1/31	1,445	1,491
Village Community Dev. Dist. No. 9, Special Assessment 5.50%, 5/1/42	1,920	2,001
Village Community Dev. Dist. No. 10, Special Assessment 5.00%, 5/1/32	2,545	2,402
Village Community Dev. Dist. No. 10, Special Assessment 5.125%, 5/1/24	4,250	4,321
Village Community Dev. Dist. No. 10, Special Assessment 5.125%, 5/1/43	5,000	4,708
Village Community Dev. Dist. No. 10, Special Assessment 5.75%, 5/1/31	4,000	4,065
Village Community Dev. Dist. No. 10, Special Assessment 6.00%, 5/1/44	5,000	5,081
Watergrass Community Dev. Dist., Special Assessment 5.125%, 11/1/14	2,520	2,289

Idaho 0.2%		
Power County PCR, FMC Corp., 6.45%, 8/1/32 (4)	4,570	4,575
		4,575
Illinois 6.3%		
Bolingbrook Special Service Area No. 1, Forest City STEP, 5.90%, 3/1/27	1,750	1,621
Chicago O'Hare Int'l. Airport, 5.625%, 1/1/35	10,000	10,631
Chicago O'Hare Int'l. Airport, Rental Car Fac., 5.75%, 1/1/38	12,000	12,531
Gilberts Special Service Area No. 15, Gilberts Town Center 6.25%, 3/1/35	5,804	5,450
Illinois, GO, 5.25%, 2/1/33	4,000	4,215
Illinois, GO, 5.25%, 2/1/34	3,100	3,256
Illinois, GO, 5.50%, 7/1/38	8,500	9,029
Illinois Dev. Fin. Auth., Citgo Petroleum, PCR, 8.00%, 6/1/32 (4)	1,750	1,751
Illinois Fin. Auth., Admiral at Lake, 7.625%, 5/15/25	1,000	1,066
Illinois Fin. Auth., Admiral at Lake, 7.75%, 5/15/30	2,000	2,104
Illinois Fin. Auth., Advocate Health Care Network 6.50%, 11/1/38	2,500	2,852
Illinois Fin. Auth., Edward-Elmhurst Healthcare 5.50%, 2/1/40 (6)	1,395	1,421
Illinois Fin. Auth., Franciscan Communities, 5.25%, 5/15/47	5,500	4,517
Illinois Fin. Auth., Friendship Village of Schaumburg 5.00%, 2/15/15	190	192
Illinois Fin. Auth., Friendship Village of Schaumburg 5.625%, 2/15/37	7,600	6,750
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/37	3,400	3,081
Illinois Fin. Auth., Navistar International., Recovery Zone 6.50%, 10/15/40	8,500	8,434
Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39	8,000	8,968
Illinois Fin. Auth., Smith Village, 6.25%, 11/15/35	5,800	5,596

Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/26	3,300	3,385
Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/36	2,000	2,025
Illinois Fin. Auth., Three Crowns Park Plaza, 5.875%, 2/15/38	3,250	3,121
Illinois HFA, Villa Saint Benedict, 6.90%, 11/15/33 (12)(14)	3,500	2,372
Illinois Regional Transportation Auth., 6.00%, 7/1/33 (7)	7,500	9,495
Lombard Public Fac. Corp., Conference Center 5.50%, 1/1/30 (10)	2,225	1,570
Metropolitan Pier & Exposition Auth., McCormick Place 5.25%, 6/15/50	23,285	23,670
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 12/15/33 (15)	25,000	8,927
Railsplitter Tobacco Settlement, Tobacco Ind. 6.00%, 6/1/28	11,710	13,386
Yorkville United City Special Service Area, Bristol Bay 1 5.875%, 3/1/36	5,692	5,611
		167,027
Indiana 3.7%		
Eastern Chicago Solid Waste Disposal, USG Corp. 5.50%, 9/1/28 (4)	470	456
Indiana Fin. Auth., Community Foundation of Northwest Indiana 5.00%, 3/1/41	5,250	5,288
Indiana Fin. Auth., Greencroft Obligated Group 7.00%, 11/15/43	8,000	8,243
Indiana Fin. Auth., Ohio River Bridges, 5.00%, 7/1/44 (4)	5,000	4,957
Indiana Fin. Auth., Ohio River Bridges, 5.00%, 7/1/48 (4)	5,000	4,918
Indiana Fin. Auth., Ohio River Bridges, 5.25%, 1/1/51 (4)	9,865	9,932
Indiana Fin. Auth., Ohio Valley Electric, IDRB, 5.00%, 6/1/39	4,500	4,331
Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/26	4,000	4,068
Indiana Municipal Power Agency, Power Supply, 5.75%, 1/1/29	1,500	1,728

Indianapolis Airport Auth., Airport Maintenance Center United Airlines, 6.50%, 11/15/31 (4)(12)(16)	9,846	133
Japser County Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (15)	2,700	2,979
Merrill Lynch P-FLOATs, Franciscan Alliance RIB, 16.128%, 11/1/33 (5)	10,000	10,824
Saint Joseph County, Holy Cross Village at Notre Dame 5.55%, 5/15/19	230	230
Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/26	250	253
Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38	1,575	1,577
Shoals, National Gypsum, IDRB, 7.25%, 11/1/43 (4)	4,250	4,323
Valparaiso, Pratt Industries USA, IDRB, 6.75%, 1/1/34 (4)	7,000	7,359
Valparaiso, Pratt Industries USA, IDRB, 7.00%, 1/1/44 (4)	10,000	10,582
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (5)	5,750	5,450
Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (5)	4,500	4,231
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31	6,170	6,872
		98,734

Iowa 1.2%

Altoona, Urban Renewal Tax, Annual Appropriation 5.75%, 6/1/31	1,000	1,037
Altoona, Urban Renewal Tax, Annual Appropriation 6.00%, 6/1/39	1,820	1,885
Altoona, Urban Renewal Tax, Annual Appropriation 6.00%, 6/1/43	4,000	4,131
Iowa Fin. Auth., Care Initiatives, 5.50%, 7/1/25	4,000	4,107
Iowa Fin. Auth., Iowa Fertilizer, 5.25%, 12/1/25	8,250	7,975
Iowa Fin. Auth., Iowa Fertilizer, 5.50%, 12/1/22	2,500	2,493
Iowa Student Loan Liquidity Corp., 5.75%, 12/1/28 (4)	2,480	2,595
Iowa Student Loan Liquidity Corp., 5.85%, 12/1/30 (4)	2,480	2,585
Scott County, Ridgecrest Village, 5.25%, 11/15/27	4,500	4,418

Scott County, Ridgecrest Village, 5.625%, 11/15/18	1,370	1,387
		32,613
Kansas 0.2%		
Kansas Dev. Fin. Auth., Adventist Health Sunbelt 5.00%, 11/15/32	3,520	3,744
Lenexa Health Care Fac., Lakeview Village, 7.125%, 5/15/29	400	423
Lenexa Health Care Fac., Lakeview Village, 7.25%, 5/15/39	1,500	1,576
		5,743
Kentucky 1.5%		
Kentucky Economic Dev. Fin. Auth, Masonic Homes of Kentucky 5.375%, 11/15/42	4,500	4,022
Kentucky Economic Dev. Fin. Auth, Masonic Homes of Kentucky 5.50%, 11/15/45	1,600	1,447
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 3/1/40	1,000	1,051
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40	15,000	15,755
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.50%, 3/1/45	2,500	2,655
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, 5.75%, 7/1/49	2,900	3,050
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, 6.00%, 7/1/53	4,700	5,029
Owen County Waterworks, American Water Capital 6.25%, 6/1/39	5,530	5,954
		38,963
Louisiana 1.6%		
Hodge Utilities, Smurfit-Stone Container Corp., EC, PCR 7.45%, 3/1/24 (4)	6,250	14
Louisiana Local Gov't. Environmental Fac. Auth. Westlake Chemical, 6.75%, 11/1/32	12,940	13,870

Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	27,680	27,772
		41,656
Maine 0.2%		
Maine HHEFA, MaineGeneral Health, 6.00%, 7/1/26	2,000	2,153
Maine HHEFA, MaineGeneral Health, 6.75%, 7/1/36	4,000	4,344
		6,497
Maryland 6.0%		
Annapolis, Park Place, 5.35%, 7/1/34 (Prerefunded 1/1/15) (3)	2,524	2,658
Anne Arundel County, Annapolis Area Christian School 5.50%, 7/1/23	1,290	1,317
Anne Arundel County, Annapolis Area Christian School 6.50%, 7/1/33	2,555	2,612
Anne Arundel County, Annapolis Area Christian School 6.75%, 7/1/43	4,965	5,070
Anne Arundel County, Village South Waugh Chapel 6.25%, 7/1/40	4,000	4,178
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	3,950	3,823
Baltimore City, Harborview Lot 2, 6.50%, 7/1/31	1,681	1,694
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/26	2,250	2,273
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	10,350	10,077
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/23	2,000	2,177
Maryland Economic Dev. Corp., Consol Energy, 5.75%, 9/1/25	4,750	5,011
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,370	1,459
Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.375%, 6/1/25	3,625	3,806
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.375%, 6/1/25	4,500	4,725

Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	7,400	7,600
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	6,750	7,989
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,750	2,786
Maryland Energy Fin. Administration, Office Paper 7.50%, 9/1/15 (4)(17)	1,385	1,474
Maryland HHEFA, Adventist Healthcare, 6.125%, 1/1/36	3,500	3,795
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	5,500	6,494
Maryland HHEFA, Ascension Health Alliance, 5.00%, 11/15/51	13,000	13,436
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	3,000	3,211
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	4,000	4,296
Maryland HHEFA, City Neighbors Charter Schools 6.75%, 7/1/44	3,000	3,040
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/27	2,000	1,988
Maryland HHEFA, Doctors Community Hosp., 5.75%, 7/1/38	9,275	8,979
Maryland HHEFA, Frederick Memorial Hosp., 4.00%, 7/1/38	15,000	12,530
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.30%, 1/1/37	1,850	1,740
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	7,990	8,084
Maryland HHEFA, Meritus Medical Center, Washington County Hosp., 5.75%, 1/1/33	3,175	3,242
Maryland HHEFA, Meritus Medical Center, Washington County Hosp., 5.75%, 1/1/38	2,575	2,616
Maryland HHEFA, Meritus Medical Center, Washington County Hosp., 6.00%, 1/1/43	5,335	5,444
Maryland HHEFA, Univ. of Maryland Medical, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,305
Prince George's County, National Harbor, 5.20%, 7/1/34	3,260	3,265
		158,194

Massachusetts 0.3%		
Massachusetts Dev. Fin. Agency, Boston Univ. 5.45%, 5/15/59 (9)	2,525	2,709
Massachusetts Dev. Fin. Agency, Boston Univ., VRDN 0.02%, 10/1/42	980	980
Massachusetts Dev. Fin. Agency, Milford Regional Medical Center, 5.625%, 7/15/36	605	625
Massachusetts Dev. Fin. Agency, Milford Regional Medical Center, 5.75%, 7/15/43	2,865	2,978
Massachusetts Ed. Fin. Auth., 6.35%, 1/1/30 (1)(4)	710	758
		8,050
Michigan 0.6%		
Detroit Sewage Disposal, Water & Sewer, 5.00%, 7/1/32	1,000	963
Detroit Sewage Disposal, Water & Sewer, 5.00%, 7/1/32 (18)	3,340	3,284
Detroit Sewage Disposal, Water & Sewer, 5.25%, 7/1/26	1,000	996
Detroit Sewage Disposal, Water & Sewer, 5.25%, 7/1/39	11,455	11,095
Garden City Hosp. Fin. Auth., Garden City Hosp., 5.75%, 9/1/17	425	426
		16,764
Minnesota 0.3%		
Wayzata, Folkestone Senior Living Community, 4.875%, 5/1/19	1,500	1,505
Wayzata, Folkestone Senior Living Community, 5.75%, 11/1/39	1,250	1,274
Wayzata, Folkestone Senior Living Community, 6.00%, 5/1/47	6,000	6,185
		8,964
Mississippi 0.9%		
Lowndes County, Weyerhaeuser, IDRB, 6.80%, 4/1/22	2,060	2,384
Mississippi Business Fin. Corp., Chevron, Series C, VRDN 0.03%, 11/1/35	7,100	7,100
Mississippi Business Fin. Corp., Chevron, Series D, VRDN 0.03%, 11/1/35	3,015	3,015

Warren County Gulf Opportunity Zone, Int'l. Paper, PCR 5.375%, 12/1/35	3,900	4,026
Warren County Gulf Opportunity Zone, Int'l. Paper, PCR 6.50%, 9/1/32	6,000	6,598
		23,123
Missouri 0.9%		
Good Shepherd Nursing Home Dist., 5.90%, 8/15/23	1,495	1,495
Missouri HEFA, Lutheran Senior Services Obligated Group 5.375%, 2/1/35	3,500	3,516
Missouri HEFA, Washington Univ., VRDN, 0.03%, 9/1/30	6,500	6,500
Riverside IDA, Riverside Horizons, 5.00%, 5/1/27 (10)	1,250	1,270
Saint Louis Airport, Lambert Int'l., 6.25%, 7/1/29	9,000	10,135
		22,916
Montana 0.1%		
Montana Fac. Fin. Auth., Sister of Charity of Leavenworth VRDN, 0.03%, 12/1/25	2,660	2,660
		2,660
New Jersey 5.8%		
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	2,750	2,463
New Jersey Economic Dev. Auth., Barnabas Health Zero Coupon, 7/1/26 (15)	2,500	1,354
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/29	500	523
New Jersey Economic Dev. Auth., Goethals Bridge 5.625%, 1/1/52 (4)	14,000	14,289
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	4,225	4,589
New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15	190	192
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	3,005	2,863

New Jersey Economic Dev. Auth., Provident Group-Montclair Student Housing, 5.875%, 6/1/42	10,000	10,705
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,000	934
New Jersey Economic Dev. Auth., UMM Energy Partners 5.00%, 6/15/37 (4)	1,250	1,225
New Jersey Economic Dev. Auth., UMM Energy Partners 5.125%, 6/15/43 (4)	1,750	1,705
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 4.875%, 9/15/19 (4)	9,700	9,665
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (4)	3,000	2,950
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.25%, 9/15/29 (4)	3,000	2,924
New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.625%, 11/15/30 (4)(8)	4,000	4,000
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	2,000	2,007
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (3)	9,845	12,967
New Jersey HFFA, Barnabas Health, 5.625%, 7/1/37	8,000	8,414
New Jersey HFFA, Barnabas Health, Zero Coupon, 7/1/31	40,525	16,359
New Jersey HFFA, Holy Name Medical Center, 5.00%, 7/1/25	5,000	5,145
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.50%, 7/1/43	4,000	4,280
New Jersey Higher Ed. Student Assistance Auth. 4.75%, 12/1/43 (4)	7,000	6,668
New Jersey Higher Ed. Student Assistance Auth. 5.625%, 6/1/30	975	1,051
New Jersey Higher Ed. Student Assistance Auth. 5.75%, 12/1/28 (4)	2,000	2,162
New Jersey Higher Ed. Student Assistance Auth. 5.875%, 12/1/33 (4)	1,000	1,070
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	9,770	11,138

New Jersey Transportation Trust Fund Auth. Zero Coupon, 12/15/28	15,000	7,532
Tobacco Settlement Fin. Corp., Tobacco Ind. 4.50%, 6/1/23	6,000	5,806
Tobacco Settlement Fin. Corp., Tobacco Ind. 4.75%, 6/1/34	12,000	9,099
		154,079
New York 7.1%		
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.125%, 12/1/29	2,500	2,507
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.25%, 12/1/37	12,950	12,713
Dormitory Auth. of the State of New York, Pace Univ. 4.25%, 5/1/42	1,000	781
Hudson Yards Infrastructure, 5.25%, 2/15/47	3,410	3,560
Hudson Yards Infrastructure, 5.75%, 2/15/47	15,250	16,640
Long Island Power Auth., 6.25%, 4/1/33	10,000	11,449
Metropolitan Transportation Auth., 6.50%, 11/15/28	5,000	5,958
Nassau County IDA, Amsterdam at Harborside, 5.875%, 1/1/18	1,905	1,039
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	11,700	6,379
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	1,300	1,461
New York City Municipal Water Fin. Auth., Series B2 VRDN, 0.03%, 6/15/45	750	750
New York City Municipal Water Fin. Auth., Series B3 VRDN, 0.03%, 6/15/45	26,150	26,150
New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51	24,000	26,115
New York Liberty Dev. Corp., Goldman Sachs, 5.25%, 10/1/35	7,175	7,861
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	22,250	23,872
Oneida County IDA, Saint Elizabeth Medical Center 5.875%, 12/1/29	2,750	2,752

Oneida County IDA, Saint Elizabeth Medical Center 6.00%, 12/1/19	980	982
Oneida County IDA, Saint Elizabeth Medical Center 6.00%, 12/1/29	2,085	2,086
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41	2,000	2,089
Port Auth. of New York & New Jersey, JFK Int'l. Airport Terminal 6.00%, 12/1/36	7,500	8,176
Port Auth. of New York & New Jersey, JFK Int'l. Airport Terminal 6.00%, 12/1/42	8,000	8,707
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (5)	6,500	6,534
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (5)	8,240	8,415
		186,976

North Carolina 1.5%

Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.03%, 1/15/38	6,875	6,875
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.03%, 1/15/45	805	805
Columbus County Ind. Fac. & Pollution Control Fin. Auth. Int'l. Paper, PCR, 5.70%, 5/1/34	6,750	7,097
Gaston County Ind. Fac., National Gypsum, IDRB, PCR 5.75%, 8/1/35 (4)	9,300	8,400
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/26	4,000	4,449
North Carolina Medical Care Commission, Aldersgate Retirement Community, 6.25%, 7/1/35	4,500	4,533
North Carolina Medical Care Commission, Galloway Ridge 5.875%, 1/1/31	2,295	2,316
North Carolina Medical Care Commission, Galloway Ridge 6.00%, 1/1/39	500	502
North Carolina Medical Care Commission Lutheran Services for Aging, 5.00%, 3/1/37	1,000	925
North Carolina Medical Care Commission Lutheran Services for Aging, 5.00%, 3/1/42	1,000	912

North Carolina Medical Care Commission, Wake Forest Baptist 5.00%, 12/1/45	2,960	3,040
		39,854
North Dakota 0.6%		
Grand Forks Health Care, Altru Health, 5.00%, 12/1/35	16,340	16,401
		16,401
Ohio 2.7%		
Bowling Green, CFP I, Student Housing, 5.75%, 6/1/31	4,500	4,609
Bowling Green, CFP I, Student Housing, 6.00%, 6/1/45	4,000	4,077
Buckeye Tobacco Settlement Fin. Auth., Tobacco Ind. 6.50%, 6/1/47	15,000	13,336
Cleveland Airport System, 5.00%, 1/1/28	5,000	5,220
Franklin County, OPRS Communities, 6.125%, 7/1/40	7,300	7,420
Lorain County Port Auth., U.S. Steel, 6.75%, 12/1/40	5,000	5,149
Muskingum County, Genesis Healthcare, 5.00%, 2/15/44	4,000	3,230
Ohio, USG Corp., Solid Waste, IDRB, 5.65%, 3/1/33 (4)	3,620	3,558
Ohio, USG Corp., Solid Waste, IDRB, 6.05%, 8/1/34 (4)	50	50
Ohio Air Quality Dev. Auth., AK Steel, IDRB, 6.75%, 6/1/24 (4)	6,000	5,369
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, PCR 5.70%, 8/1/20	6,500	7,265
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, PCR 5.75%, 6/1/33 (Tender 6/1/16)	4,000	4,329
Southeastern Ohio Port Auth., Memorial Health 5.75%, 12/1/32	500	476
Southeastern Ohio Port Auth., Memorial Health 6.00%, 12/1/42	6,600	6,262
		70,350
Oklahoma 1.1%		
Norman Regional Hosp. Auth., Regional Health 5.375%, 9/1/36	3,600	3,640

Oklahoma County Fin. Auth., Epworth Villa, 5.00%, 4/1/33	1,000	1,002
Oklahoma County Fin. Auth., Epworth Villa, 5.125%, 4/1/42	2,500	2,386
Oklahoma County Fin. Auth., Epworth Villa, 5.875%, 4/1/30	3,335	3,400
Tulsa County IDA, Montereau, Senior Living Community 7.25%, 11/1/40	6,000	6,393
Tulsa County IDA, Montereau, Senior Living Community 7.25%, 11/1/45	2,000	2,125
Tulsa Municipal Airport Trust, American Airlines, IDRB 5.50%, 12/1/35 (4)	11,000	10,660
		29,606
Oregon 0.5%		
Deschutes County Hosp. Fac. Auth., Saint Charles Health Cascade Healthcare Community, 8.25%, 1/1/38	5,000	5,941
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/17 (10)	2,885	2,919
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/18 (10)	3,185	3,197
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/19 (10)	1,125	1,125
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/21	210	207
		13,389
Pennsylvania 3.8%		
Allegheny County IDA, U.S. Steel, PCR, 6.50%, 5/1/17	7,250	7,569
Butler County Hosp. Auth., Butler Health, 7.25%, 7/1/39	5,180	5,913
Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/41	4,000	3,619
Delaware County IDA, Covanta Energy, 6.20%, 7/1/19	3,285	3,285
Lancaster County Hosp. Auth., Brethren Village 6.375%, 7/1/30	1,000	1,013
Lancaster County Hosp. Auth., Brethren Village, 6.50%, 7/1/40	6,115	6,163

Montgomery County IDA, New Regional Medical Center 5.375%, 8/1/38	5,500	5,924
Montgomery County IDA, The Hill at Whitemarsh 6.125%, 2/1/28	7,675	7,743
Montgomery County IDA, The Hill at Whitemarsh 6.25%, 2/1/35	1,750	1,763
Northampton County General Purpose Auth., Saint Luke's Univ. Health Network, 5.375%, 8/15/28	980	1,025
Northampton County General Purpose Auth., Saint Luke's Univ. Health Network, 5.50%, 8/15/40	5,760	5,858
Pennsylvania Economic Dev. Fin. Auth., USG Corp. 6.00%, 6/1/31 (4)	10,000	10,000
Pennsylvania Higher Ed. Fac. Auth., Foundation for Indiana Univ. of Pennsylvania Student Housing, 5.00%, 7/1/32	1,620	1,658
Pennsylvania Higher Ed. Fac. Auth., Foundation for Indiana Univ. of Pennsylvania Student Housing, 5.00%, 7/1/41	6,500	6,544
Pennsylvania Higher Ed. Fac. Auth., Foundation for Indiana Univ. of Pennsylvania Student Housing, VR, 0.815%, 7/1/39	6,000	4,079
Pennsylvania Higher Ed. Fac. Auth., La Salle Univ. 5.00%, 5/1/42	8,300	8,346
Pennsylvania Higher Ed. Fac. Auth., Widener Univ. 5.50%, 7/15/38	2,825	2,923
Philadelphia, GO, 5.00%, 7/15/38	7,500	7,790
Philadelphia Airport, 5.25%, 6/15/28	3,365	3,642
Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (4)	6,640	7,174
		102,031
Puerto Rico 0.7%		
Puerto Rico Electric Power Auth., 5.00%, 7/1/29	11,095	7,660
Puerto Rico Electric Power Auth., 5.25%, 7/1/29	4,955	3,508
Puerto Rico Sales Tax Fin. Corp., 5.75%, 8/1/37	2,850	2,309
Puerto Rico Sales Tax Fin. Corp., 6.375%, 8/1/39	5,000	4,290
		17,767

Texas 10.8%

Austin Convention Enterprises, 5.75%, 1/1/34 (5)	3,500	3,477
Austin Convention Enterprises, 6.00%, 1/1/18 (5)	1,125	1,180
Austin Convention Enterprises, 6.00%, 1/1/19 (5)	1,000	1,043
Austin Convention Enterprises, 6.00%, 1/1/20 (5)	1,320	1,368
Brazos Harbor IDC, Dow Chemical, 5.90%, 5/1/38 (Tender 5/1/28) (4)	2,500	2,620
Brazos River Auth., Texas Competitive Electric, PCR 7.70%, 4/1/33 (4)	3,000	82
Brazos River Auth., Texas Competitive Electric, PCR 8.25%, 5/1/33 (4)(5)	10,000	337
Brazos River Harbor Navigation Dist., Dow Chemical, IDRB 5.125%, 5/15/33 (4)	3,020	3,067
Brazos River Harbor Navigation Dist., Dow Chemcial, IDRB VR, 5.95%, 5/15/33 (4)	15,680	16,833
Central Texas Regional Mobility Auth., 5.00%, 1/1/33	4,055	3,940
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	6,900	6,346
Central Texas Regional Mobility Auth., 6.00%, 1/1/41	11,000	11,630
Dallas-Fort Worth Airport, 5.00%, 11/1/32 (4)(8)	5,250	5,458
Dallas-Fort Worth Int'l. Airport Fac. Improvement, American Airlines, 6.375%, 5/1/35 (4)	6,000	1,072
Dallas-Fort Worth Int'l. Airport Fac. Improvement, American Airlines, VR, 9.00%, 5/1/29 (4)	3,000	536
Fort Bend County IDC, NRG Energy, PCR, 4.75%, 11/1/42	5,000	4,716
Gulf Coast IDA, CITGO Petroleum, 4.875%, 5/1/25 (4)	11,870	11,646
Gulf Coast Waste Disposal Auth., Waste Management 5.20%, 5/1/28 (4)	4,000	4,165
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes 5.00%, 1/1/38	510	421
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes 5.00%, 1/1/43	520	417
Harris County Cultural Ed. Fac., Brazos Presbyterian Homes 7.00%, 1/1/48	5,250	5,378

Harris County Cultural Ed. Fac., Methodist Hosp. System VRDN, 0.03%, 12/1/27	5,000	5,000
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27 (Prerefunded 12/1/18) (3)	1,000	1,276
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.25%, 12/1/35 (Prerefunded 12/1/18) (3)	2,150	2,769
Harris County Health Fac. Dev. Corp., Methodist Hosp. System VRDN, 0.03%, 12/1/41	5,360	5,360
Houston, Airport System, 5.00%, 7/1/32 (4)	6,100	6,370
Love Field Airport Modernization, Southwest Airlines, IDRB 5.00%, 11/1/28 (4)	5,000	5,171
Love Field Airport Modernization, Southwest Airlines, IDRB 5.25%, 11/1/40	9,595	9,762
Matagorda County Navigation Dist. No. 1, AEP Texas Central PCR, 4.00%, 6/1/30	6,000	5,520
Matagorda County Navigation Dist. No. 1, Central Power & Light PCR, 6.30%, 11/1/29	3,500	3,938
North Texas Tollway Auth., 5.75%, 1/1/40	12,000	13,075
North Texas Tollway Auth., 5.75%, 1/1/40 (15)	2,985	3,252
North Texas Tollway Auth., 6.00%, 1/1/38	8,000	8,858
North Texas Tollway Auth., 6.125%, 1/1/31	4,000	4,270
Port Corpus Christi Auth., Celanese, 6.70%, 11/1/30 (4)	9,940	9,963
Red River Auth., Celanese, 6.70%, 11/1/30 (4)	3,590	3,605
Red River Health Fac. Dev. Corp., Sears Methodist Retirement 5.15%, 11/15/27	1,923	1,563
Red River Health Fac. Dev. Corp., Sears Methodist Retirement 5.45%, 11/15/38	2,712	2,157
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Series A, 6.05%, 11/15/46	4,216	3,545
Red River Health Fac. Dev. Corp., Sears Methodist Retirement Series D, 6.05%, 11/15/46	729	613
Red River Health Fac. Dev. Corp., Sears Methodist Retirement 6.15%, 11/15/49	3,955	3,341

Red River Health Fac. Dev. Corp., Sears Methodist Retirement 6.25%, 5/9/53	372	316
SA Energy Acquisition Public Fac. Corp., Goldman Sachs, Gas Supply, 5.50%, 8/1/21	4,000	4,587
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.50%, 8/15/31	5,000	5,300
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/26	1,500	1,547
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/36	2,500	2,542
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch 6.25%, 12/15/26	22,525	26,984
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/28	4,000	4,129
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/30	10,000	10,250
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/31	5,500	5,617
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/32	6,000	6,106
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	2,000	2,185
Travis County Health Fac. Dev. Corp., Westminster Manor 7.125%, 11/1/40	2,000	2,164
Univ. of Texas System, Board of Regents, VRDN, 0.02%, 8/1/39	19,245	19,245
Univ. of Texas System, Permanent Univ. Fund VRDN, 0.02%, 7/1/38	10,970	10,970
		287,082
Utah 0.8%		
Murray City, IHC Health, VRDN, 0.03%, 5/15/37	21,865	21,865
		21,865
Virgin Islands 0.4%		
Virgin Islands PFA, 6.00%, 10/1/39	1,500	1,551

Virgin Islands PFA, Diageo, 6.625%, 10/1/29	8,900	9,807
		11,358
Virginia 4.6%		
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 5.00%, 1/1/42	3,000	2,651
Chesapeake Toll Road, STEP, 0.00%, 7/15/40	7,525	3,742
Fairfax County Economic Dev. Auth., Vinson Hall 5.00%, 12/1/32	1,500	1,428
Fairfax County Economic Dev. Auth., Vinson Hall 5.00%, 12/1/42	2,800	2,554
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37 (Prerefunded 10/1/17) (3)	200	233
Giles County IDA, Hoechst Celanese, PCR, 5.95%, 12/1/25 (4)	1,025	1,025
Hopewell IDA, Smurfit-Stone Container Corp., EC 5.25%, 6/1/15	5,900	13
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 2.00%, 10/1/48	1,103	17
James City County Economic Dev. Auth., Windsormeade, United Methodist Homes, 6.00%, 6/1/43	3,411	2,825
New Port CDA, Special Assessment, 5.50%, 9/1/26	919	599
New Port CDA, Special Assessment, 5.60%, 9/1/36	1,000	617
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (4)	1,435	1,205
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 6.00%, 1/1/25	500	500
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 6.125%, 1/1/35	1,350	1,346
Peninsula Ports Auth., Virginia Baptist Homes 5.375%, 12/1/26	2,300	2,095
Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33	12,990	11,009
Route 460 Funding Corp., Toll Road, 5.00%, 7/1/52	20,000	19,931
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	5,000	5,053

Tobacco Settlement Fin. Corp., Tobacco Ind. 5.00%, 6/1/47	7,415	5,190
Virginia HDA, Multi-Family, 5.25%, 10/1/38	4,500	4,787
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (4)	21,680	21,021
Virginia Small Business Fin. Auth., Elizabeth River Crossings 4.75%, 1/1/25 (4)	2,180	2,201
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 1/1/26 (4)	2,000	2,039
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/26 (4)	2,000	2,039
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (4)	4,000	4,105
Virginia Small Business Fin. Auth., Elizabeth River Crossings 6.00%, 1/1/37 (4)	13,010	13,833
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	3,345	3,366
Washington County IDA, Mountain States Health Alliance 7.50%, 7/1/29	2,750	3,144
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	3,000	3,445
		122,013
Washington 0.7%		
Greater Wenatchee Regional Events Center, 5.00%, 9/1/27	1,200	1,155
Greater Wenatchee Regional Events Center, 5.25%, 9/1/32	1,000	961
Greater Wenatchee Regional Events Center, 5.50%, 9/1/42	1,500	1,450
Port of Seattle IDC, Delta Airlines, IDRB, 5.00%, 4/1/30 (4)	3,000	2,728
Washington Health Care Fac. Auth., Highline Medical Center, 6.25%, 8/1/36 (Prerefunded 8/1/18) (3)	2,990	3,651
Washington Health Care Fac. Auth., Overlake Hosp. Assoc. 5.70%, 7/1/38	7,000	7,423
		17,368

CONVERTIBLE PREFERRED STOCKS 0.5%

American Airlines (12)	506	14,241
Total Convertible Preferred Stocks (Cost $13,932)		14,241
Total Investments in Securities		
99.6% of Net Assets (Cost $2,613,466)		**$ 2,642,172**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by Assured Guaranty U.S. Holdings
(2) Insured by Berkshire Hathaway Assurance Corp.
(3) Prerefunded date is used in determining portfolio maturity.
(4) Interest subject to alternative minimum tax
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $97,122 and represents 3.7% of net assets.
(6) Insured by AMBAC Assurance Corp.
(7) Insured by Financial Guaranty Insurance Company
(8) When-issued security
(9) Insured by Syncora Guarantee
(10) Insured by ACA Financial Guaranty Corp.
(11) In default with respect to payment of principal and interest.
(12) Non-income producing
(13) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(14) In default with respect to payment of interest.
(15) Insured by National Public Finance Guarantee Corp.
(16) The obligor was subject to a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(17) Escrowed to maturity
(18) Insured by Assured Guaranty Municipal Corp.
CDA Community Development Administration/Authority
EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EFA Educational Facility Authority
GO General Obligation
HDA Housing Development Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,613,466)	$ 2,642,172
Interest receivable	33,279
Receivable for shares sold	5,055
Cash deposits on futures contracts	295
Receivable for investment securities sold	70
Variation margin receivable on futures contracts	44
Cash	4
Other assets	119
Total assets	2,681,038
Liabilities	
Payable for investment securities purchased	22,277
Payable for shares redeemed	2,452
Investment management fees payable	1,181
Due to affiliates	66
Other liabilities	2,522
Total liabilities	28,498
NET ASSETS	$ 2,652,540
Net Assets Consist of:	
Undistributed net investment income	$ 3,105
Accumulated undistributed net realized loss	(42,040)
Net unrealized gain	28,508
Paid-in capital applicable to 234,097,646 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,662,967
NET ASSETS	$ 2,652,540
NET ASSET VALUE PER SHARE	
Investor Class	
($2,644,013,509 / 233,345,344 shares outstanding)	$ 11.33
Advisor Class	
($8,526,261 / 752,302 shares outstanding)	$ 11.33

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/28/14	2/28/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 108,497	$ 104,874
Net realized gain (loss)	(18,030)	7,059
Change in net unrealized gain / loss	(132,920)	122,141
Increase (decrease) in net assets from operations	(42,453)	234,074
Distributions to shareholders		
Net investment income		
Investor Class	(107,089)	(101,596)
Advisor Class	(175)	(30)
Net realized gain		
Investor Class	(1,030)	(645)
Advisor Class	(2)	–
Decrease in net assets from distributions	(108,296)	(102,271)
Capital share transactions*		
Shares sold		
Investor Class	879,303	786,607
Advisor Class	7,978	2,370
Distributions reinvested		
Investor Class	70,956	65,400
Advisor Class	169	25
Shares redeemed		
Investor Class	(770,881)	(398,063)
Advisor Class	(1,868)	(42)
Redemption fees received	684	284
Increase in net assets from capital share transactions	186,341	456,581
Net Assets		
Increase during period	35,592	588,384
Beginning of period	2,616,948	2,028,564
End of period	**$ 2,652,540**	**$ 2,616,948**
Undistributed net investment income	3,105	2,588

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities. The fund has two classes of shares: the Tax-Free High Yield Fund original share class, referred to in this report as the Investor Class, offered since March 1, 1985, and the Tax-Free High Yield Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On March 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2014:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of February 28, 2014, the fund held interest rate futures with cumulative unrealized loss of $122,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended February 28, 2014, the fund recognized $190,000 of realized loss on Futures and a $(122,000) change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of February 28, 2014, cash of $339,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2014, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At February 28, 2014, approximately 38% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Residual-Interest Bonds The fund may invest in residual-interest bonds (RIBs) purchased from third-party special purpose trusts, which securitize an underlying bond into RIBs and short-term floating rate bonds. RIBs generally are entitled to the cash flows of the underlying bond that remain after payment of amounts due to the floating rate bondholders and trust-related fees; they also generally have the right to acquire the underlying bond from the trust. RIBs can only be traded in accordance with Rule 144A of the Securities Act of 1933 and cannot be offered for public resale. Risks arise from changes in interest rates and the value of the underlying bond, and the sale of the RIBs may involve delays or additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $603,775,000 and $535,368,000, respectively, for the year ended February 28, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 28, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2014 and February 28, 2013, were characterized for tax purposes as follows:

At February 28, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of February 28, 2014, expire as follows: $6,657,000 in fiscal 2017, $12,492,000 in fiscal 2018, and $3,652,000 in fiscal 2019; $18,047,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2014, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through June 30, 2015. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, expenses in the amount of less than $1,000 were reimbursed by Price Associates during the year ended February 28, 2014. Including these amounts, expenses previously reimbursed by Price Associates in the amount of less than $1,000 remain subject to repayment at February 28, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2014, expenses incurred pursuant to these service agreements were $161,000 for Price Associates and $461,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
Tax-Free High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. (the “Fund”) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 2/28/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $1,033,000 from short-term capital gains

  $107,474,000 which qualified as exempt-interest dividends.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); Director, BioMed Realty Trust (2013 to present)
[157]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1984	present); Director and Member of the Advisory Board, Deutsche
[157]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[157]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[157]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free High Yield Fund	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,862,000 and $1,651,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 16, 2014